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Filed by Ameritrade Holding Corporation
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992
This filing consists of presentations by Ameritrade Holding Corporation at an investment advisor conference.

PowerSource 2005 Third Annual RIA Strategy Conference Welcome to Washington, DC! Ameritrade Advisor Services, Division of Ameritrade, Inc., Member NASD/SIPC. Ameritrade, Ameritrade Advisor Services and logos are trademarks or registered trademarks of Ameritrade IP Company, Inc. Copyright 2005. Ameritrade IP Company, Inc. All rights reserved. Used with permission.

Ameritrade's acquisition of TD Waterhouse has not yet closed and Ameritrade and TD Waterhouse have not yet combined. Plans relating to the combined entity, TD Ameritrade, are subject to the transaction closing. Until the transaction closes, Ameritrade and TD Waterhouse are separate companies. Integration of the companies will not occur until after the closing. If anyone has questions about TD Waterhouse, ask TD Waterhouse associates. If anyone has questions about Ameritrade, ask Ameritrade associates.

5:00 to 6:30 pm - Kickoff Jim Wangsness, SVP - Ameritrade Advisor Services Phylis Esposito, EVP - Chief Strategy Officer Tom Bradley, President - TD Waterhouse Institutional** 6:30 to 8:30 pm - Vendor Exhibit Hall & Reception 8:30 pm - Client Appreciation Party **Ameritrade, Inc. and TD Waterhouse Institutional are separate unaffiliated firms and are not responsible for each other's services or policies. The comments of Mr. Bradley are subject to the closing of Ameritrade's acquisition of TD Waterhouse USA and address the future combined organization. Tonight's Activities

October 24, 2005 Jim Wangsness, SVP Ameritrade Advisor Services TD Ameritrade Recap, Year in Review & PowerSource05 Conference Themes

Agenda Overview of Pending TD Waterhouse Acquisition FY 2005 in Review Technology, Client Services, Products, Services, RIA Education & Support Report Card PowerSource 2005 Themes

Importance of the Acquisition Asset Gathering Potential - Fastest growing segment of both organizations Completes Drive for Full Spectrum of Client Services Self-directed Collaborative Advised Potential RIA Benefits Institutional caliber client service Leading edge technology National Advisor Referral program with local branches Strategic relationship with TD Bank Best of breed sales, marketing support and vendor alliance services

Importance of the Acquisition - Cont. Key Dates (1) Close, (2) Broker-dealer conversion (3) Clearing conversion Platform

Products & Services Post close - review vendors Investment support provided by Advisor Investment Services Group Enhanced Services National branch system Referral program for qualified RIAs Practice Management Opportunities Partnership 2006 (Orlando, Fl) keynotes - Former President George H. Bush, Former NYC Mayor Rudy Guiliani, Former SEC Chairman William H. Donaldson, etc. Semi-annual regional events Business solutions teams Quarterly compliance newsletter .. Importance of the Acquisition - Cont.

Ameritrade Advisor Services Year in Review

Ameritrade Connection & Partners Delivered 1st three phases of AmCon Trading site including direct routing functionality Automated no load mutual fund processing Enabled Gainskeeper tax lot accounting system Enabled historical cost basis build for transactions from 12/31/03 Delivered enhanced statements with cost basis information Identified re-useable components for the development of the new VEO Portfolio Accounting Enhanced relationship with Portfolio Technologies, Inc. (aka Centerpiece) Delivered new portfolio accounting interfaces (e.g., Investigo) Continuous Improvement in technology .. Year in Review Highlights - Technology Ameritrade, Inc. and all other third parties listed are separate and unaffiliated, and are not responsible for each other's services or policies. All product names and marks are the property of their respective owners.

AMERITRADE
Advisor Services

Year in Review Highlights - Investments

- **Expansion of [NTF]/Load Waived Program by over 800 funds**
  - American Funds Class F

Before investing in a mutual fund, carefully consider the investment objectives, risks, charges and expenses involved. To obtain a prospectus containing this and other important information, please contact the fund or call an Ameritrade Advisor Services representative at 866-268-3247. Please read the prospectus carefully before investing

- **Fixed Income Platform powered by the MuniCenter**
  - Added access to US Agencies online
  - Expanded platform to include 18,000 line items and $12-$15 billion par value daily
  - Delivered free institutional Fixed Income Research (Municipal Market Association)
- **Amerivest for RIAs**

Amerivest is an online investment advisory service of Amerivest Investment Management, LLC, an SEC registered investment advisor, available to RIAs on a sub-advisory basis. Brokerage services provided by Ameritrade, Inc. Ameritrade, Inc. and Amerivest Investment Management, LLC are both wholly owned subsidiaries of Ameritrade Holding Corporation.

Ameritrade, Inc. and all other third parties listed are separate and unaffiliated, and are not responsible for each other's services or policies. All product names and marks are the property of their respective owners.

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Expanded coverage hours for West Coast RIAs Bill of Rights: Established Transition Support specialists List of items we can do - not well understood (survey) Cash covered puts Collateral accounts Standardized forms for Non-Standard Assets (LPs) Shorts under $5 401K accounts inside Ameritrade Connection DVP & Directed trades (Trade aways) .. Year in Review Highlights - Client Services Options involve risks and are not suitable for all investors.

AMERITRADE
Advisor Services

Year in Review Highlights – Client Services

- **Added CalSurance to Vendor Discount & Alliance Program, offering group errors and omissions insurance.**
- **Expanded JumpStart 2 program**
  - 4 vendors
    - National Compliance Services
    - Advisor Products
    - AdvisorSites
    - Lightport
  - 6 program versions
  - Program suitable for the direct mail/imaging needs of larger RIAs
- **Expanded vendor discount and alliance program to over 80 vendor firms**
- **Advised 401(k) & TPA Network via Ameritrade Corporate Services solutions**

CalSurance and Ameritrade, Inc. are separate and unaffiliated companies, and are not responsible for each other's services or policies. Ameritrade is not the named insured, policyholder, or underwriter, and does not endorse any insurance offering over another.

Ameritrade, Inc. and all other third parties listed are separate and unaffiliated, and are not responsible for each other's services or policies. All product names and marks are the property of their respective owners.

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Advisor Investment Services Group Regional Advisor Summit- SF, NYC, Chicago, Charlotte, Boston, Los Angeles, Atlanta, Tampa (December) Monthly educational webinar series Insurance & Variable Annuities (April 2005) JumpStart 2 Marketing Program (May 2005) Municipal Bond Basics & Research (May 2005) Exchange Traded Funds Basics & Amerivest (June 2005) Mutual Fund Roundtable (July 2005) Vendor Discount & Alliance Program (August 2005) Optimized Short Term Investment Vehicles (September 2005) Insurance/Variable Annuity Educational series with Ameritas Year in Review Highlights - Education Ameritrade, Inc. is not a licensed insurance agent engaged in the sale of insurance and annuity products for Ameritas. Ameritrade, Inc. and Ameritas are separate, unaffiliated companies and are not responsible for each other's policies or services.

Ameritrade Connection & Back Office System Front End Look & Feel Fully automated management fees Stock and mutual fund screeners Alerts Work Flow Engine Back End Calendar month end Dividend reinvestment Systematic ACH outbound engine Prime brokerage Investment Products 529 plans New Business Generation Viable RIA referral program Report Card - Items to Address

PowerSource 2005 Conference Themes

"Compliance" "Investment Product Transparency" Conference Goals: Generate ideas for streamlining the business & asset-gathering Provide product & best practices education Provide updates on open items from PowerSource04 Introduce TD Ameritrade institutional services leadership Provide networking opportunities Inspire and motivate PowerSource05 Themes

Best Practices Playing Field Changing Merrill Lynch Rule Vendors and partnerships In house vs. outsource Compliance

It's not just about commission/ticket charges Execution - agency vs. proprietary Choice Providing Investment Product Transparency

FACT: Average spreads on Municipals and Corporate Bonds for Independent RIAs approaches 200 bps - source BMA Example 1: $100,000 of Munis (via direct buy of underlying bonds) 1. Proprietary dealing custodian - purchase at 99 with no ticket charges 2. Agency-only custodian (Ameritrade) - purchase for 97 with $50 maximum Internet commission $2,000 in mark-up fees vs. $50 in commissions = $1,950 delta Example 2: $100,000 of Muni Bonds (via purchase of mutual fund) Mutual fund expense ratio of 65 bps/yr X 10 yrs (assume buy & hold) $50 X 2 round-trips (initial buy & sell) ? 650 bps (w/o time-value-money) vs. 10 bps Fixed Income Transparency

Attend PowerSource05 Compliance - practical macro approach; breakouts with third party vendors for fine details Product Transparency forthcoming from regulators/industry Web sites Equities Fixed Income TRACE (15 minute delay) 4. Education Support from Advisor Investment Services Group (AISG) Monthly Webinar series (live and archived) Vendor booths at PowerSource05 Speakers What Can You Do?

West Coast Midwest East Coast Gary Woolworth Alan Lancz Jay Desai Mark Scarlett Scott Kaiser Cherie Geissman Roger Johnson Pamela Krueger Mark Witaschek Bruce Pretzinger Kelley Schubert Rick Miller Jerry Slusiewicz Barry Misbin Kai Leung John Noto Tom Quilici Jonathan Krasney Leadership Committee 2004-05

PowerSource 2005 Co-Sponsors Platinum (Reserve Funds) Gold (Ameritas Direct) Silver (Allianz Global Investors, Barclays Global Investors, CalSurance, First American Funds, Harris Insight Funds, Laudus Funds, Tahoe Advisors, Wayne Hummer Asset Management) Exhibitors Speakers & Media Partners Attendees Thank You!

Additional Information and Where to Find It In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission ("SEC") on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov.

Ameritrade Advisor Services Technology Breakout PowerSource05 Earl McAlear Product Director Ameritrade Advisor Services, Division of Ameritrade, Inc., Member NASD/SIPC. Ameritrade, Ameritrade Advisor Services and logos are trademarks or registered trademarks of Ameritrade IP Company, Inc. Copyright 2005. Ameritrade IP Company, Inc. All rights reserved. Used with permission.

Ameritrade's acquisition of TD Waterhouse has not yet closed and Ameritrade and TD Waterhouse have not yet combined. Plans relating to the combined entity, TD Ameritrade, are subject to the transaction closing. Until the transaction closes, Ameritrade and TD Waterhouse are separate companies. Integration of the companies will not occur until after the closing. If anyone has questions about TD Waterhouse, ask TD Waterhouse associates. If anyone has questions about Ameritrade, ask Ameritrade associates.

Agenda for the Tech Discussion 1.) History of 2005 technology development 2.) Plan from last year's feedback vs. Results 3.) DEMO of new Ameritrade Advisor Services Web site 4.) Where do we plan to go in the combined entity 5.) What to expect 6.) What we bring to the table

History of Ameritrade Advisor Services Initiative Docket Timeline: Initial Ameritrade Connection platform launched in 2002 Program to rewrite system launched in February, 2005 Releases started in June, 2005 Goal of 2005 project initiative: Enhance the technology platform and improve the product offering provided by Ameritrade Advisor Services to RIAs and their clients.

AMERITRADE
Advisor Services

Technology Delivery – PowerSource 2004 Mandate

1.) Rebuild Ameritrade Connection

2.) Systematic Enhancements

- Enhanced fee deduction processing
- Cost Basis historical build
- Enhanced statements online
- Point-to-Point portfolio accounting links
  - Schwab's PortfolioCenter (Centerpiece)
  - Investigo
- Enhanced ACH capabilities

3.) Amerivest for RIAs

Ameritrade, Inc. and all other third parties listed are separate and unaffiliated, and are not responsible for each other's services or policies. All product names and marks are the property of their respective owners.

Amerivest is an online investment advisory service of Amerivest Investment Management, LLC, an SEC registered investment advisor, available to RIAs on a sub-advisory basis. Brokerage services provided by Ameritrade, Inc. Ameritrade, Inc. and Amerivest Investment Management, LLC are both wholly owned subsidiaries of Ameritrade Holding Corporation.

5

How did we do? - PowerSource 2004 Mandate 1.) Ameritrade Connection Rewrite - Initial launch in June, 2005 - Trading and Account views completed in October, 2005 2.) Systematic Enhancements Enhanced fee deduction processing - TBD Cost Basis historical build -March, 2005 Enhanced statements online -August, 2005 Statement run Point-to-Point portfolio accounting links Schwab's PortfolioCenter (Centerpiece) -June, 2005 Investigo - April, 2005 Enhanced ACH capabilities - TBD 3.) Amerivest for RIAs- January, 2005 Ameritrade, Inc. and all other third parties listed are separate and unaffiliated, and are not responsible for each other's services or policies. All product names and marks are the property of their respective owners. Amerivest is an online investment advisory service of Amerivest Investment Management, LLC, an SEC registered investment advisor, available to RIAs on a sub-advisory basis. Brokerage services provided by Ameritrade, Inc. Ameritrade, Inc. and Amerivest Investment Management, LLC are both wholly owned subsidiaries of Ameritrade Holding Corporation.

AMERITRADE
Advisor Services

Technology Delivery – Beyond PowerSource 2004 Mandate

Ameritrade Connection

- Load Funds at NAV online
- Account Sharing on AmCon
- Portfolio Accounting
  - Major reconciliation data improvements
  - Additional links (Powerbroker, Investigo, PortfolioCenter)

Expanded Product

- American Funds added to platform
- Increase in 800+ NTFs from 2,700 to approaching 3,600 funds
- Enabled online access to US Agencies on Fixed Income Center
- Overall increase in fixed income access from 10,000 to 17,000 "live" line items exceeding $15 billion par value

Before investing in a mutual fund, be sure to carefully consider the investment objectives, risks, charges and expenses involved. To obtain a prospectus containing this and other important information, please contact the fund or call an Ameritrade Advisor Services representative at 866-268-3247. Please read the prospectus carefully before investing

Ameritrade, Inc. and all other third parties listed are separate and unaffiliated, and are not responsible for each other's services or policies. All product names and marks are the property of their respective owners.

7

AMERITRADE ADVISOR SERVICES BALANCES HIDE BALANCES POSITIONS Demo of latest release of the new AmCon Demo of latest release of the new AmCon For illustrative purposes only

What now? What is the new effort? Ameritrade Connection Rewrite development will be curtailed TDWIS' VEO system has been selected as combined entity solution* System will be integrated into Ameritrade's back office Technological solution being planned Product gaps solved with integration of mature platform Operational Alerts Comprehensive balance and position views Management Fees On-line Components of Ameritrade's core services will be integrated Elements created in the Ameritrade Advisor Services initiative will provide the groundwork and building blocks for the integrated system Cost Basis Real-time data updates Self Service Tool set *subject to close of the Ameritrade/TD Waterhouse USA transaction

Q&A Ameritrade Advisor Services, Division of Ameritrade, Inc., Member NASD/SIPC. Ameritrade, Ameritrade Advisor Services and logos are trademarks or registered trademarks of Ameritrade IP Company, Inc. Copyright 2005. Ameritrade IP Company, Inc. All rights reserved. Used with permission.

Additional Information and Where to Find It In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission ("SEC") on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov.

Ameritrade Advisor Services RIA Town Hall October 24, 2005 Ameritrade Advisor Services, Division of Ameritrade, Inc., Member NASD/SIPC. Ameritrade, Ameritrade Advisor Services and logos are trademarks or registered trademarks of Ameritrade IP Company, Inc. Copyright 2005. Ameritrade IP Company, Inc. All rights reserved. Used with permission.

Ameritrade's acquisition of TD Waterhouse has not yet closed and Ameritrade and TD Waterhouse have not yet combined. Plans relating to the combined entity, TD Ameritrade, are subject to the transaction closing. Until the transaction closes, Ameritrade and TD Waterhouse are separate companies. Integration of the companies will not occur until after the closing. If anyone has questions about TD Waterhouse, ask TD Waterhouse associates. If anyone has questions about Ameritrade, ask Ameritrade associates.

Kick-off Deal update Introduction of TD Ameritrade institutional services leadership* Review of July 2005 Survey Three Macro Categories Client Services Technology Products & Services Q&A interspersed Review of PowerSource05 Kickoff Agenda *subject to close of the Ameritrade/TD Waterhouse USA transaction

Key Events Close of Acquisition Broker-dealer conversion Clearing conversion Management decision Tom Bradley to lead group Integration planning - other leadership positions Philosophical RIA Advocacy & Merrill Lynch rule - Phylis Esposito keynote tonight Agenda

Ameritrade Advisor Services Felix Davidson, Managing Director (Call Center) Steve Woodward, Managing Director (Operations) Judy Moore, Director (Head of AAS Client Services) Earl McAlear, Director (Technology) Chris Spillan, Mgr. (Technology) Neil Curran, Sr. Director (National Sales Manager) Sean Keenan, Director (Deputy Ntl. Sales Mgr./Marketing Programs) Marcus Hagood, Director (Account Management) Mary Nocita, Vice President (VD&A, MF Relations) Ken Jacob, Sr. Mgr. (AISG) Stephanie Wagner (AISG) TD Waterhouse Institutional Tom Bradley, President

Overview: Online survey encompassing 20+ questions 224 respondents (fully completed) Provides framework for Ameritrade Advisor Services enhancements July, 2005 Survey

July 2005 Survey (continued) Overall, how satisfied are you with Ameritrade Advisor Services? Not at all 1.7 Somewhat unsatisfied 5.9 Neither satisfied or unsatisfied 4.2 Somewhat satisfied 33.9 Very satisfied 54.4

July 2005 Survey (continued) What initially attracted you to Ameritrade Advisor Services? Low Price 69.8% Client Service 43.4% Trade Execution 32.6% Other (specify) 32.5% Investment Variety 25.2% Superior Technology 15.7% Fixed Income Center 11.6% Ameritrade Connection Platform 9.9% Marketing Programs (JumpStart) 8.7% Managed Money Program 2.9%

July 2005 Survey (continued) How would you rate your transition to Ameritrade Advisor Services - process efficiency? Poor 1.4% Fair 7.0% Average (vs. other custodians) 8.5% Good 45.1% Excellent 26.8% Not applicable 11.3%

July 2005 Survey (continued) 4. How would you rate knowledge of Sales Rep during transition? Poor 4.2% Fair 2.8% Average (vs. other custodians) 9.9% Good 33.8% Excellent 47.9% Not applicable 1.4%

July 2005 Survey (continued) 5. How would you rate knowledge of primary CSR during transition? Poor 4.2% Fair 2.8% Average (vs. other custodians) 11.1% Good 36.1% Excellent 41.7% Not applicable 4.2%

July 2005 Survey (continued) 6. How would you rate transition experience overall? Poor 4.2% Fair 4.2% Average (vs. other custodians) 6.9% Good 48.6% Excellent 33.3% Not applicable 2.8%

July 2005 Survey (continued) Since joining Ameritrade Advisor Services, what has been the most useful feature? Service 30.3% Low price 29.9% Trade execution 12.0% Investment variety 7.1% Fixed income center 5.4% Ameritrade Connection 2.9% Superior technology 2.5% Managed money program 0.8% Other 8.7% Dimensional Fund Advisors availability Gain/loss & enhanced statement Ease of downloads Local service in Portland Before investing in a mutual fund, carefully consider the investment objectives, risks, charges and expenses involved. To obtain a prospectus containing this and other important information, contact the fund or call an Ameritrade Advisor Services representative at 866-268-3247. Please read the prospectus carefully before investing.

AMERITRADE
Advisor Services

July 2005 Survey (continued)

8. Where could Ameritrade Advisor Services do better to meet RIA's needs?

Information
- PowerSource topics – compliance, marketing, update on AmCon changes
- More research tools

Technology
- Better statements (calendar month end)
- Navigation/user-friendly website
- Asset allocation system (non Amerivest)
- Mutual fund omnibus system (investment minimums)
- Dividend reinvestment program

New business/client retention assistance
- Keep pricing low post combination
- Viable referral program in all states
- Marketing – co branding (just add logo-style)
- Direct mail

Amerivest is an online investment advisory service of Amerivest Investment Management, LLC, an SEC registered investment advisor, available to RIAs on a sub-advisory basis. Brokerage services provided by Ameritrade, Inc. Ameritrade, Inc. and Amerivest Investment Management, LLC are both wholly owned subsidiaries of Ameritrade Holding Corporation.

14

July 2005 Survey (continued) 9. What do you find the most challenging about your business? Acquiring more clients 57.1% Finding more time to dedicate to existing clients 13.3% Developing effective marketing materials/strategies 10.0% Increasing business with existing clients 2.5% Maintaining client loyalty 2.5% Other (compliance) 14.6%

July 2005 Survey (continued) 10. How important would it be for Ameritrade Advisor Services to provide marketing help? Not at all 16.9% Somewhat unimportant 6.6% Neither important/unimportant 16.5% Somewhat important 31.4% Extremely important 28.5%

July 2005 Survey (continued) Interesting findings Unaware of stored webinars Unaware of services of Advisor Investment Services Group (AISG) Ambiguity on new procedures at Ameritrade (e.g., collateral accounts, cash covered puts) Ambiguity on new AmCon upgrades (e.g., need "APEX" capabilities from Retail platform offering - trailing stops) Confusion on JumpStart 2 program ? Requirement for continuous improvement and multi-touch approach (e.g., website, eNews, Client Information Update letters, webinars, collateral, etc.) to better educate RIAs Options involve special risks and are not suitable for all investors. Ameritrade Advisor Services, Division of Ameritrade, Inc., Member NASD/SIPC. Ameritrade, Ameritrade Advisor Services and logos are trademarks or registered trademarks of Ameritrade IP Company, Inc. Copyright 2005. Ameritrade IP Company, Inc. All rights reserved. Used with permission.

Additional Information and Where to Find It In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission ("SEC") on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov.

Client Services Felix Davidson Managing Director Call Center Operations Ameritrade Ameritrade Advisor Services, Division of Ameritrade, Inc., Member NASD/SIPC. Ameritrade, Ameritrade Advisor Services and logos are trademarks or registered trademarks of Ameritrade IP Company, Inc. Copyright 2005. Ameritrade IP Company, Inc. All rights reserved. Used with permission.

Ameritrade's acquisition of TD Waterhouse has not yet closed and Ameritrade and TD Waterhouse have not yet combined. Plans relating to the combined entity, TD Ameritrade, are subject to the transaction closing. Until the transaction closes, Ameritrade and TD Waterhouse are separate companies. Integration of the companies will not occur until after the closing. If anyone has questions about TD Waterhouse, ask TD Waterhouse associates. If anyone has questions about Ameritrade, ask Ameritrade associates.

Goals of the Integration Create the state-of-the-art, low-cost operations Preserve every client relationship Keep the best people, processes, products and procedures across both companies Treat every associate fairly and with respect Guiding Principles When thinking about solutions, think about the impact on our clients Prioritize decisions: Value Proposition -- What are we going to deliver? Systems -- What is the technology needed? Operations / Geography -- How & Where are we going to deliver it? Timing -- When is it going to be delivered? Client Services Integration Plans* *subject to close of the Ameritrade/TD Waterhouse USA transaction

TD Ameritrade Brokerage Operations subject to close of the Ameritrade/TD Waterhouse USA transaction Ameritrade Advisor Services, Division of Ameritrade, Inc., Member NASD/SIPC. Ameritrade, Ameritrade Advisor Services and logos are trademarks or registered trademarks of Ameritrade IP Company, Inc. Copyright 2005. Ameritrade IP Company, Inc. All rights reserved. Used with permission.

Additional Information and Where to Find It In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission ("SEC") on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov.

So, what does all this mean to me? Judy Moore Director, Client Services Ameritrade Advisor Services Ameritrade Advisor Services, Division of Ameritrade, Inc., Member NASD/SIPC. Ameritrade, Ameritrade Advisor Services and logos are trademarks or registered trademarks of Ameritrade IP Company, Inc. Copyright 2005. Ameritrade IP Company, Inc. All rights reserved. Used with permission.

Ameritrade's acquisition of TD Waterhouse has not yet closed and Ameritrade and TD Waterhouse have not yet combined. Plans relating to the combined entity, TD Ameritrade, are subject to the transaction closing. Until the transaction closes, Ameritrade and TD Waterhouse are separate companies. Integration of the companies will not occur until after the closing. If anyone has questions about TD Waterhouse, ask TD Waterhouse associates. If anyone has questions about Ameritrade, ask Ameritrade associates.

Business as Usual! Goals No slow downs in service or processing Provide uninterrupted service Roll out new products and services Provide call out campaigns of items of interest for Advisors Add RIA firms to Ameritrade Advisor Services platform Until Close of Acquisition

Transition Interim Period Maintain service levels consistent with our past performance Continue to provide existing AAS Advisors with superior service Complete GAP analysis of RIA brokerage operations functions Participate in all facets of transition planning Develop Advisor Work Group Develop method of communication with participating Advisors Provide feedback loop

Additional Information and Where to Find It In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission ("SEC") on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov.

Advisor Services Outlook TD Waterhouse Institutional Services Institutional Services Institutional Services

J. Thomas Bradley, Jr. President, TD Waterhouse Institutional Services

Agenda About TD Waterhouse Institutional Services Vision Tiburon Strategic Advisor Study Completes Our Business Model Asset Growth Forecasts for the Industry The Future is Bright Our Stand on the Broker Dealer Exemption Rule Wrap up

About TD Waterhouse Institutional Services Vision To be widely recognized as the best provider of brokerage services to Independent Registered Investment Advisors (RIAs) and their clients Brand Image Study Results: To Know Us is to Love Us - When asked, advisors working with TD Waterhouse are more satisfied than advisors working with either Schwab or Fidelity Tell a Friend - Advisors working with TD Waterhouse are more likely to recommend TD Waterhouse to a peer than advisors working with either Schwab or Fidelity Source: TNS, Brand Image Study May, 2004.

About TD Waterhouse Institutional Services Tiburon Strategic Advisors Study Results: TD Waterhouse Institutional Services ranked #1 in Technology, Customer Service and Value Technology, Customer Service and Value Technology, Customer Service and Value Technology, Customer Service and Value Source: Tiburon Strategic Advisors "FA Best Practices Survey" May, 2003 TECHNOLOGY OFFERINGS & SUPPORT CUSTOMER SERVICE & OPERATIONS FEES

TD Waterhouse Institutional Services: Advisor Services Completes our Business Model Online Call Centers Branches/ Investment Centers Advisors 92% of trades executed electronically Personalized assistance over the phone Branches across US in all major metro areas 2,700 Independent Fee-Based Advisor Direct Investor Type: Do-It Yourselfers Validators Delegators Channels

TD Waterhouse Institutional Services: Asset Growth Since 1999 1999 2000 2001 2002 2003 2004 E2005 IFA Assets 8.6 12.8 13.9 16.9 25.9 34.3 45 Total Growth: 423% Average Annual Growth: 31.8%

Why the Advisor Services Business Is Important Advisor Services Business Continues to Grow 1999 2000 2001 2002 2003 2004 2005E Percentage of TD Waterhouse Total Assets 9 11 15 19 22 25 29

Forecasts for the Industry Forecast: Opportunity for Independent RIAs is Growing High-Net-Worth Population (HNW) and Expected Growth* Source: U.S. Statistics World Wealth Report 2005, Cap Gemini & Merrill Lynch. HNW is households with 1M+ in investable assets Current Assets 2009 Estimate North America 9.3 13.9 Global 30.8 42.2

Forecasts for the Industry Forecast: Trend will Continue for High-Net-Worth Investors to Move to Independent RIAs From Full-Commission Firms 1999 2004 2009E 0.2 0.28 0.39 *Source: Phoenix Affluent Marketing Service, 2004. Analysis for 2009 estimate assumes similar growth rate as in the prior 5-year period.

Exemption Rule: Investor Landscape Investor Confusion Problem: Clear majority of investors do not understand the current differences between the regulation of investment advisors and brokerage firms From TD Waterhouse U.S. Investor Perception Study*: 58% of investors incorrectly believe that both stockbrokers and investment advisors have a fiduciary responsibility to act in an investor's best interest 63% incorrectly believe that both stockbrokers and investment advisors are required to disclose all conflicts of interest prior to providing financial advice 86% indicated it would impact their choice of financial professional if they understood the different levels of investor protection from stockbrokers and investment advisors offering the same services * Survey of 1,000+ American investors conducted by Penn, Shoen & Berland Associates Oct. 18-22, 2004.

Exemption Rule: Investor Landscape Investor Confusion WHY? "An ongoing, comprehensive advice relationship" Customized Advice "....it's an ideal combination of ongoing advice....customized investment strategy....." Ongoing Guidance "....you'll be kept up-to-date on your financial progress...." Personal Connection "....personal consultations....for portfolio advice, plan implementation, investment recommendations,....." Fees: ... annual asset based fee....Fees are billed quarterly..... In the fine print on the bottom: "You must have a brokerage account to receive these services. Your account will be a non-discretionary brokerage account and not an investment advisory account regulated under the Investment Advisors Act of 1940. Investment advice offered within the XYZ Brokerage Firm service is solely incidental to XYZ Brokerage Firm's broker-dealer services."

Exemption Rule TD Waterhouse: The only broker/dealer that took a stand that the debate should be resolved in favor of investor protection Result: The SEC made some progress in implementing limits on brokerage firms under the Exemption Rule Next Steps: We will continue to work to establish a level playing field Opportunity exists for you, the RIA, to market your advantage over stockbrokers More HNW investors will use RIA's

Wrap Up Always Striving to be the Best Custodian Completes Our Business Model Fastest Growing Segment of the Business The Independent RIA Business Model Has a Bright Future TD Waterhouse Institutional Services: Committed to Doing the Right Thing for You and Your Clients!

Additional Information and Where to Find it In connection with the proposed transaction, Ameritrade has filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission ("SEC"). Once completed, a definitive proxy statement will be mailed to the stockholders of Ameritrade. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov.

Investor Tool & Reporting On-Line Cost Basis PowerSource05 Earl McAlear & Chris Spillan Product & Service Directors Ameritrade Advisor Services, Division of Ameritrade, Inc., Member NASD/SIPC. Ameritrade, Ameritrade Advisor Services and logos are trademarks or registered trademarks of Ameritrade IP Company, Inc. Copyright 2005. Ameritrade IP Company, Inc. All rights reserved. Used with permission. Ameritrade, Inc. and GainsKeeper, Inc. are separate and unaffiliated, and are not responsible for each other's services or policies.

Ameritrade's acquisition of TD Waterhouse has not yet closed and Ameritrade and TD Waterhouse have not yet combined. The "technology roadmap" and plans relating to the combined entity, TD Ameritrade, are subject to the transaction closing. Until the transaction closes, Ameritrade and TD Waterhouse are separate companies. Integration of the companies will not occur until after the closing. If anyone has questions about TD Waterhouse, ask TD Waterhouse representatives. If anyone has questions about Ameritrade, ask Ameritrade associates.

Agenda for the Investor Tools & Reports Discussion 1.) Background of Ameritrade Advisor Services Cost Basis 2.) Active efforts and future enhancements 3.) Demo 4.) Reporting and Statements review 5.) Q&A

Gain/Loss Tracker is an automated tax lot accounting system powered by GainsKeeper that was launched on Ameritrade Connection on March 1st, 2005. All transactions after January 1, 2004 are seamlessly passed to the Gain/Loss Tracker and available for performance reporting. "Baselining" of your positions was only required if you held securities prior to January, 2004 or transferred in new positions. Position data populated in Gain/Loss Tracker system directly feeds unrealized and realized gain/loss tracking reports. Background of the Cost Basis System from Ameritrade Advisor Services

AMERITRADE
Advisor Services

Upcoming Enhancements to the Cost Basis System

Currently Active efforts

- October delivery of enhanced functionality to handle voluntary corporate actions and wash sales automatically.
- October delivery of enhanced functionality to handle bonds & options position more accurately.
- Constantly improving the mapping of position and cost basis data to ensure Ameritrade and GainsKeeper match.

Future Enhancements

- Integration of Cost Basis data into new entity's* VEO platform is being considered.
    - May include the integrating of cost basis into position views.
- Capability to trade specific lots within a position and automatically update GainsKeeper.
- Improve specific ID functionality to transcend lot size when selling a position.

*subject to close of the Ameritrade/TD Waterhouse USA transaction

5

Demo of Cost Basis Demo of Cost Basis GainsKeeper functionality: Automatically adjusts for corporate actions (splits, mergers, spin-offs, etc.). Handles wash sales: automatically identifies, calculates, defers and reverses wash sales. Matches tax lots (sells to buys). Calculates capital gains and characterizes holding periods. Tax Selling methodologies are Avg. Cost for Mutual Funds and LIFO for Equity/Options/Fixed Income. For illustrative purposes only

Ameritrade's Gain/Loss Tracker solution starts by creating a snapshot including all the positions held in your account as of 12/31/2003 (year-end positions). Year-end positions and positions transferred from other brokerages (ACATs) do not include cost bases. Assigning cost basis and acquisition date to these positions is referred to as "base-lining". Base-lining only needs to be done once, but must be done before accurate reports can be generated by GainsKeeper. Creating a Baseline within GainsKeeper

Reports and Statements Review Report Capability from GainsKeeper includes: Creates Realized and Unrealized reports - Will help the client complete their Schedule D. Reports can be generated for custom time periods. Reports can include or exclude wash sales. For illustrative purposes only

Statements The Cost Basis information housed in GainsKeeper populates the Performance Summary section of the Monthly Statement. For illustrative purposes only

Statements The Cost Basis information housed in GainsKeeper also populates multiple columns within the positions section of the Monthly Statement. For illustrative purposes only

Q&A Ameritrade Advisor Services, Division of Ameritrade, Inc., Member NASD/SIPC. Ameritrade, Ameritrade Advisor Services and logos are trademarks or registered trademarks of Ameritrade IP Company, Inc. Copyright 2005. Ameritrade IP Company, Inc. All rights reserved. Used with permission.

Additional Information and Where to Find It In connection with the proposed transaction, Ameritrade filed a preliminary proxy statement concerning the transaction with the Securities and Exchange Commission ("SEC") on September 12, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC's web site at www.sec.gov. Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank's directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC's web site at www.sec.gov.